SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205410

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       February 5, 2001

Chart Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Landerbrook Drive, Suite 150, Cleveland, Ohio 44124
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of the Company, dated February 5, 2001.

Item 9.	Regulation FD Disclosure.

Pursuant to Regulation FD, Chart Industries, Inc. is furnishing a press release it released on February 5, 2001. The press release is attached hereto as Exhibit 99.1.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: February 6, 2001	By:	/s/ Don A. Baines Don A. Baines Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release of the Company, dated February 5, 2001.